                   CREDO PETROLEUM CORPORATION

________________________________________________________________

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held March 13, 2003


________________________________________________________________


     You are invited to attend or to be represented by proxy at the Annual Meeting of Stockholders of CREDO Petroleum Corporation, a Colorado corporation, to be held at the Wells Fargo Bank West, N.A., Forum Room, Seventeenth and Broadway, Denver, Colorado, on March 13, 2003 at 2:30 p.m., MST, for the purposes set forth below.

  1. To elect two Class II directors to serve until the year 2006 Annual Meeting of Stockholders.

  2. To ratify the appointment of independent auditors for the fiscal year 2003.

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on January
31, 2003 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person.

     Whether or not you plan to attend the meeting, it is important that you return your signed proxy. Your vote is important regardless of the number of shares you own.

                             BY ORDER OF THE BOARD OF DIRECTORS



                             William F. Skewes
                             Secretary and General Counsel

January 31, 2003
Denver, Colorado

________________________________________________________________


PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN
IT PROMPTLY SO THAT YOUR VOTE CAN BE RECORDED WHETHER OR NOT YOU
PLAN TO ATTEND THE MEETING.  NO POSTAGE IS REQUIRED IF MAILED IN
THE UNITED STATES.

          You May Revoke Your Proxy And Vote In Person
                   If You Attend The Meeting.

________________________________________________________________

                   CREDO PETROLEUM CORPORATION
        1801 Broadway, Suite 900, Denver, Colorado 80202
                     _______________________

                         PROXY STATEMENT
                     _______________________

         ANNUAL MEETING OF STOCKHOLDERS, MARCH 13, 2003

     Your proxy in the enclosed form is solicited by the Board of Directors of CREDO Petroleum Corporation for use at the Annual Meeting of Stockholders to be held on Thursday, March 13, 2003 at 2:30 p.m., MST, at the Wells Fargo Bank West, N.A., Forum Room, Seventeenth and Broadway, Denver, Colorado, and any adjournment thereof. This proxy material was mailed to stockholders on or about February 7, 2003.

     Only stockholders of record at the close of business on January 31, 2003 will be entitled to vote at the meeting. On that date, there were 3,279,674 shares of common stock outstanding and entitled to vote, excluding 398,688 shares held in the Company's treasury.

     All shares represented by properly executed, unrevoked proxies timely received in proper form will be voted in accordance with the directions specified thereon. Any such proxy on which no direction is specified will be voted in favor of the election of the nominees named herein to the Board of Directors and for ratification of the appointment of Hein + Associates LLP as independent auditors for the Company for fiscal 2003. In addition, all proxies will be voted in accordance with the judgement of the proxy holders with respect to any other matter which may properly come before the meeting. Any stockholder giving a proxy may revoke that proxy at any time before it is voted at the meeting by executing a later dated proxy, by voting by ballot at the meeting, or by filing with the Election Judge an instrument of revocation.

             VOTING SHARES AND PRINCIPAL STOCKHOLDERS

     The $.10 par value common stock of the Company is the only class of capital stock outstanding. Each outstanding share of common stock is entitled to one vote with respect to each matter to be voted on by the stockholders, which vote may be given in person or by proxy duly authorized in writing. Cumulative voting is not permitted. A majority of the shares of outstanding common stock will constitute a quorum for transaction of business at the meeting. The affirmative vote of the majority of the total number of shares represented and voted at the meeting, assuming a quorum is present, is necessary for the approval of each of the matters being voted upon. Shares that withhold votes for a nominee for director or shares that either abstain from voting on other proposals presented or which lack authority to vote will have no effect in the tabulation of votes although they will be counted toward the presence of a quorum.

     The only persons known to own of record or beneficially more than 5% of the Company's common stock as of January 31, 2003 are set forth below.

                              Amount and Nature of    Percent
   Name and Address           Beneficial Ownership    of Class
   ----------------           --------------------    --------
   James T. Huffman
   6919 S. Steele Street
   Littleton, Colorado 80122        461,429(1)          14.1%

   R. K. O'Connell
   P.O. Box 2003
   Casper, Wyoming 82602            169,419(2)           5.2%
   ______________________
   (1) Includes 149,780 shares owned by members of
       Mr. Huffman's family.
   (2) Includes 12,817 shares owned by Mr. O'Connell's wife
       and by a corporation for which he serves as an officer.

                     DIRECTORS AND OFFICERS
          Election of Directors (Item 1 on Proxy Card)

     The Articles of Incorporation, as amended, classify members of the Board of Directors into three classes having staggered terms of three years each. The Board of Directors consists of six directors, including five outside directors, who have particular expertise in areas considered essential to the Company's business--namely geology, land, petroleum engineering, legal and accounting.

     The directors to be elected to the Board in Class II at the 2003 Annual Meeting of Stockholders will serve until the 2006 Annual Meeting and until their successors are duly elected and qualified. Class I and Class III directors will continue to serve until the 2004 and 2005 Annual Meetings of Stockholders, respectively, and until their successors are duly elected and qualified.

     The Class II nominees named below are presently members of the Board of Directors. Unless your proxy contains contrary instructions, it will be voted for the nominees. Should the nominees become unable to serve, which is not anticipated, the proxies will vote for such substitute nominee as recommended by the Board of Directors. Any vacancy occurring in a class following the election of that class may be filled by the Board of Directors. A director selected to fill a vacancy in a class will hold office for a term expiring at the annual meeting at which the term of that class expires and until a successor is duly elected and qualified.

     The following table sets forth certain information with respect to each nominee and each director whose term of office will continue after the meeting.

       Information Concerning Director Nominees and Continuing Directors

                                                                 Shares of Common
                                                                   Stock Owned
 Name, Age, Position                                              Beneficially
     with Company       Business Experience and Directorships      and Percent
and Term as Director   in Other Public or Investment Companies      of Class (1)
--------------------   ---------------------------------------  ------------------
            CLASS II - NOMINEES FOR ELECTION AT THE 2003 ANNUAL MEETING
                WHOSE TERMS WILL EXPIRE AT THE 2006 ANNUAL MEETING

James T. Huffman       Chairman and President since             461,429  (14.1%)(2)
  Age: 55; Chairman     1981
   of the Board,
   President;
   Director since 1978

Clarence H. Brown      Independent businessman and               25,000   (0.8%)(3)
  Age: 68; Director     oil operator since December 2000;
  since 2000            Executive Vice President, Chief
                        Operating Officer and Director
                        of Columbus Energy, Inc. from
                        1989 to November 2000; previously
                        Chairman and Chief Executive Officer
                        of Kimbark Oil and Gas Company


                CLASS I - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                                2004 ANNUAL MEETING

Oakley Hall            Independent businessman since             26,000   (0.8%)(4)
  Age: 56; Director     2000; previously a Pricewaterhouse
  since 2000            Coopers partner

William F. Skewes      Attorney in private practice              40,130   (1.2%)
  Age: 57; Corporate    since 1988; previously a
  Secretary and         partner in the Denver law
  General Counsel;      firm of Kelly, Stansfield &
  Director since 1980   O'Donnell from 1977 to 1988


               CLASS III - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                                2005 ANNUAL MEETING

William N. Beach       Independent oil operator and              65,000   (2.0%)(5)
  Age: 78; Director     President of Beach Exploration,
  since 1980            Inc. since 1975

Richard B. Stevens     Independent businessman and oil          130,687   (4.0%)
  Age: 73; Director     operator since 1987; President
  since 1987            of SECO Energy Corporation from
                        1981 to 1987

All Directors and Officers as a Group (seven persons)           758,246  (23.1%)
______________________
(1) Owned of record and beneficially unless otherwise indicated.
(2) Includes 149,780 shares owned by members of Mr. Huffman's family.
(3) Includes 22,900 shares subject to currently exercisable stock options.
(4) Includes 25,000 shares subject to currently exercisable stock options.
(5) Includes 10,000 shares owned by members of Mr. Beach's family.

             Information Concerning Meetings of the
             Board of Directors and Board Committees

     The Board of Directors met four times during fiscal 2002.
All directors were present for 100% of the meetings.

     The Board has an Executive Committee consisting of Messrs. Hall, Huffman and Skewes. The Executive Committee did not meet during fiscal 2002. There are no compensation or nominating committees because such matters were considered by the Executive Committee or the Board of Directors.

     The Audit Committee of the Board of Directors consists of three members: Mr. Hall, a CPA; Mr. Brown, a former oil company executive; and Mr. Skewes, an attorney. Mr. Skewes, an attorney in private practice, serves as the Company's General Counsel and Corporate Secretary although he is not an employee of the Company and has not received consulting services compensation from the Company for the past three years. Because he is an officer of the Company, Mr. Skewes does not technically meet the definition of an "independent" director under the applicable National Association of Securities Dealers' listing standards. Nevertheless, the Board of Directors believes that Mr. Skewes is independent from management of the Company and that his legal background and his knowledge of financial statements qualify him for membership on the Audit Committee.

                     Audit Committee Report

     The responsibilities of the Audit Committee are set forth in the Audit Committee Charter which has been adopted by the Board of Directors. A copy of the Charter was included as an Appendix to the 2001 Proxy Statement and will be included at least once every three years in future Proxy Statements.

     The Audit Committee met three times during fiscal 2002 and has met twice since fiscal 2002 year-end. The Committee reviewed and discussed the Company's audited financial statements for fiscal 2002 with management and the Company's independent auditors, and discussed with the Company's independent auditors the matters required by Statement of Auditing Standards No. 61. The Committee has received from the independent auditors appropriate disclosures regarding the auditors' independence as required by Independence Standards Board Standard No. 1. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the year ended October 31, 2002 be included in the Company's Annual Report on Form 10-KSB.

Submitted by the Audit Committee of the Board of Directors

          Oakley Hall, Chairman
          Clarence H. Brown
          William F. Skewes

   Compensation of and Agreements with Non-Employee Directors

     Non-employee directors receive $2,000 plus reimbursement of out-of-pocket expenses for each meeting of the Board of Directors attended and may be paid $100 per hour for committee meeting attendance or for consulting services provided at the request of the majority of the Board of Directors.

     Non-employee directors also receive director compensation in the form of stock options granted under the Company's Stock Option Plan. The option price is the price of the Company's common stock on the option grant date. The options vest in one-third increments beginning on the date of grant and then on each anniversary thereafter until fully vested, and they expire on the fifth anniversary of the date of grant. Mr. Brown was granted a stock option on July 27, 2000 to purchase 25,000 shares at $4.94. He has exercised 2,100 stock options and has 22,900 currently exercisable stock options. Mr. Hall was granted a stock option on December 21, 2000 to purchase 25,000 shares at $5.00 and has 25,000 currently exercisable stock options.

     The Company has entered into indemnification agreements with each of its non-employee directors. Those agreements require the Company to indemnify such directors to the fullest extent permitted by Colorado Law and to advance expenses in connection with certain claims against the directors.

         Information Concerning Other Executive Officers
                    and Significant Employees

     In addition to the directors and executive officers listed above, the following persons are executive officers or significant employees as defined by Securities and Exchange
Commission regulations.

  Name       Position       Age               Work Experience
--------    ----------     -----    ------------------------------------
John A.     Vice            61      Prior to joining the Company,
Alsko       President               Secretary/Treasurer and Director
            and Chief               of Bishop Capital Corporation from
            Financial               1995 to 2000.  Previously, Vice
            Officer since           President-Finance of Metro Capital
            June 2000               Corporation from 1987 to 1995.
                                    Certified Public Accountant.

Kenneth J. Manager-         53      Prior to joining the Company,
DeFehr     Petroleum                Senior Reservoir Engineer for
           Engineering              Axem Resources, Inc. from 1982 to
           since                    1990.  Previously Reservoir Engineer
           October 1990             for Phillips Petroleum Company.
                                    Registered Professional Engineer.

Torie A.   Manager-         48      Prior to joining the Company, Regional
Vandeven   Geology and              Geologist for Key Production Company
           Exploration              from 1997 to 1998.  Previously Senior
           since                    Staff Geologist and Regional
           August 1999              Exploitation Geologist for Amoco
                                    Production Company from 1995 to 1997
                                    and from 1998 to 1999, respectively.
                                    Prior to 1995, Senior Staff Geologist
                                    for Santa Fe Minerals, Inc.
                                    Certified Petroleum Geologist.

                     Executive Compensation

     The following table shows, for the fiscal year ended
October 31, 2002, the compensation paid or accrued by the Company for services in all capacities to the chief executive officer of the Company. No other executive officer had salary and bonus in excess of $100,000.

                                     Summary Compensation Table

                               Annual Compensation               Long Term Compensation
                          -----------------------------    ------------------------------
                                                                  Awards          Payouts
                                                           ---------------------  -------
                                                                      Securities             All
                                                Other     Restricted  Underlying            Other
Name and Principal                              Annual       Stock     Options      LTIP   Compen-
     Position       Year   Salary    Bonus   Compensation   Award(s)   (Shares)   Payouts   sation
------------------  ----  --------  -------  ------------  ---------  ---------   -------  --------
James T. Huffman,   2002  $120,000  $30,000   $21,500(1)      -           -         -      $50,300(2)
 Chief Executive    2001  $120,000  $30,000   $25,800(1)      -           -         -      $17,800(2)
 Officer            2000  $120,000  $15,000   $22,400(1)      -           -         -      $14,600(2)
__________________
(1) Of this amount, approximately 82% represents health insurance premiums.
(2) Of this amount, approximately 15% in 2002 and 28% in 2001 and 2000 represents life insurance premiums, approximately 11% in 2002, 29% in
    2001 and 36% in 2000 represents employer matching 401(K) plan contributions, and the remainder represents payments from overriding royalty interests.

                Option Grants in Last Fiscal Year

     There were no stock options or stock appreciation rights
("SARs") granted to the named executive during the fiscal year.

             Aggregated Option/SAR Exercises In Last
        Fiscal Year And Fiscal Year End Option/SAR Values

     There were no stock options or SARs exercised by the named executive in the last fiscal year and there are no unexercised options or SARs at fiscal year-end.

                SELECTION OF INDEPENDENT AUDITORS
                      (Item 2 on Proxy Card)

     The Board of Directors has appointed, subject to ratification by the stockholders, Hein + Associates LLP as the independent auditors of the Company for fiscal 2003.
Representatives of Hein + Associates LLP will be present at the Annual Meeting to make any statement they so desire and to answer appropriate stockholder questions.

     In the absence of contrary instructions by a stockholder, the shares represented by the proxies will be voted FOR the ratification of the appointment of Hein + Associates LLP as the Company's independent auditors for fiscal 2003.

                           Audit Fees

     The aggregate fees billed for professional services rendered by Hein + Associates LLP for its audit of the Company's annual financial statements for the fiscal year ending October 31, 2002, and its reviews of the financial statements included in the Company's Form 10-QSB for that fiscal year, were $36,500.

     Financial Information Systems Design and Implementation

     Hein + Associates LLP billed no fees to the Company for financial information systems design and implementation during the most recent fiscal year.

                         All Other Fees

     The aggregate fees billed for other services provided by Hein + Associates LLP in the 2002 fiscal year were $2,000. This included $1,600 of audit-related fees for accounting consultation and $400 related to tax consulting. The Audit Committee has reviewed such fees and found that the provision of such other services is compatible with maintaining the principal accountant's independence.

     The Board of Directors recommends a vote FOR this proposal and will be governed by the decision of a majority of shares voting.

               MANNER AND EXPENSES OF SOLICITATION

     Solicitation of proxies will be by mail. The total expenses of such solicitation will be borne by the Company and will include reimbursement of brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. Solicitation of proxies may be made by telephone or oral communication by regular employees of the Company who will not be directly compensated. In addition, the Company may employ a proxy solicitor. Costs of a proxy solicitor, if any, will be paid by the Company and will not exceed $50,000.

          STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposal which a stockholder intends to present for consideration and action at the next annual meeting of stockholders must be received in writing by the Company no later than October 12, 2003 and must conform to applicable Securities and Exchange Commission rules and regulations.

                          OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgement on such matters.

     A copy of the Company's Annual Report for the fiscal year ended October 31, 2002, which includes financial statements, is enclosed for your information. The Annual Report is not a part of the proxy solicitation material.